EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Alpha Modus Holdings, Inc. (the “Company”) hereby certifies, to his knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ALPHA MODUS HOLDINGS, INC.

Date: April 15, 2025	By:	/s/ William Alessi
William Alessi Chief Executive Officer